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                                                                    EXHIBIT 3.05

                              Amended and Restated

                                     Bylaws


                                       of


                                 VERISIGN, INC.

                            (A Delaware Corporation)



                                   ARTICLE I

                                  Stockholders


     Section 1.  Annual Meeting.  An annual meeting of the stockholders of the
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corporation, for the election of the Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date and at such time as the Board of Directors shall each year fix.

     Section 2.  Special Meetings.  Special meetings of the stockholders, for
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any purpose or purposes prescribed in the notice of the meeting, may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), (ii) the Chairman of the Board or (iii) the President and shall be held at such place, on such date, and at such time as they shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

     Section 3.  Place of Meetings.  All meetings of stockholders shall be held
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at the principal office of the corporation unless a different place is fixed by the person or persons calling the meeting and stated in the notice of the meeting.

     Section 4.  Notices of Meetings and Adjourned Meetings.  A written notice
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of each annual or special meeting of the stockholders stating the place, date, and hour thereof, shall be given by the Secretary (or the person or persons calling the meeting), not less than 10 nor more than 60 days before the date of the meeting, to each stockholder entitled to vote thereat, by leaving such notice with him or her or at his or her residence or usual place of business, or by depositing it postage prepaid in the United States mail, directed to each stockholder at his or her address as it appears on the records of the corporation. Notices of all meetings of stockholders shall state the purpose or purposes for which the meeting is called. An affidavit of the Secretary, Assistant Secretary, or transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be primary facie evidence of the facts stated therein. No notice need be given to any person with whom communication is unlawful or to any person who has waived such notice either (a) in writing (which writing need not specify the business to be transacted at, or the purpose of, the meeting) signed by such person before or after the time of the meeting or (b) by attending the meeting except for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the
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adjournment is taken except that, if the adjournment is for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner provided in this
Section 4.

     Section 5.  Quorum.  At any meeting of the stockholders, a quorum for the
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transaction of business shall consist of one or more individuals appearing in person or represented by proxy and owning or representing a majority of the shares of the corporation then outstanding and entitled to vote thereat, unless or except to the extent that the presence of a larger number may be required by law (including as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the corporation). Where a separate vote by a class or classes is required, a majority of the shares of such class or classes then outstanding and entitled to vote present in person or by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote thereat who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

     Section 6.  Organization.  Such person as the Board of Directors may have
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designated or, in the absence of such a person, the President of the corporation shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman appoints.

     Section 7.  Conduct of Business.  The chairman of any meeting of
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stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

     Section 8.  Voting.  Unless otherwise provided in the Certificate of
     ----------  ------
Incorporation as currently in effect (the "Certificate of Incorporation") and subject to the provisions of Section 6 of Article IV hereof, each stockholder shall have one vote for each share of stock entitled to vote held by him or her of record according to the records of the corporation. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote unless the pledgor in a transfer on the books of the corporation has expressly empowered the pledgee to vote the pledged shares, in which case only the pledgee or his or her proxy shall be entitled to vote. If shares stand of record in the names of two or more persons or if two or more persons have the same fiduciary relationship respecting the shares then, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided to the contrary: (a) if only one votes, his or her act binds all; (b) if more than one vote, the act of the majority so voting binds all; and (c) if more than one vote and the vote is evenly split, the effect shall be as provided by law.

     Section 9.  Proxies.  Each stockholder entitled to vote at a meeting of
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stockholders may authorize another person or any group of persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     Section 10.  Action at Meeting.  When a quorum is present at any meeting,
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action of the stockholders on any matter properly brought before such meeting, other than the election of

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directors, shall require, and may be effected by, the affirmative vote of the holders of a majority in interest of the stock present or represented by proxy and entitled to vote on the subject matter, except where a different vote is expressly required by law, the Certificate of Incorporation or these Bylaws, in which case such express provision shall govern and control. The election of directors shall be determined by a plurality of votes cast. If the Certificate of Incorporation so provides, no ballot shall be required for the election of directors unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

     Section 11.  Stockholder Lists.  The officer who has charge of the stock
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ledger of the corporation shall prepare and make available, at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place of inspection within the city where the meeting is to be held (which place of inspection shall be specified in the notice of the meeting) or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 12.  Inspectors of Elections.
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     (a) Applicability.  Unless otherwise provided in the Certificate of
         -------------
Incorporation or required by the Delaware General Corporation Law, the following provisions of this Section 12 shall apply only if and when the corporation has a class of voting stock that is: (i) listed on a national securities exchange;
(ii) authorized for quotation on an interdealer quotation system of a registered national securities association; or (iii) held of record by more than 2,000 stockholders; in all other cases, observance of the provisions of this Section 12 shall be optional, and at the discretion of the corporation.

     (b) Appointment.  The corporation shall, in advance of any meeting of
         -----------
stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

     (c) Inspector's Oath.  Each inspector of election, before entering upon the
         ----------------
discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     (d) Duties of Inspectors.  At a meeting of stockholders, the inspectors of
         --------------------
election shall (i) ascertain the number of shares outstanding and the voting power of each share, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes

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and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (e)   Opening and Closing of Polls.  The date and time of the opening and
           ----------------------------
the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the inspectors at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

     (f)   Determinations.  In determining the validity and counting of proxies
           --------------
and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 12 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

     Section 13.  Notice of Stockholder Business; Nominations.
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     (a)   Annual Meeting of Stockholders.
           ------------------------------

           (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (A) pursuant to the corporation's notice of such meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.13, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this
Section 1.13.

           (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of subparagraph
(a)(i) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth
(90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual
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meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by

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the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written
                              ------------
consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, and (2) the class and number of shares of the corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

         (iii) Notwithstanding anything in the second sentence of subparagraph
(a)(ii) of this Section 13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the corporation at the principal executive office of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.


     (b) Special Meetings of Stockholders.  Only such business shall be
         --------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of such meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by subparagraph (a)(ii) of this Section 13 shall be

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delivered to the Secretary of the corporation at the principal executive offices of the corporation not earlier than the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (c)  General.
          -------

          (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. Except as otherwise provided by law or these bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

          (ii)  For purposes of this Section 13, the term "public announcement"
                                                           -------------------
shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                  ARTICLE II

                                   Directors

     Section 1.  Powers.  The business and affairs of the  corporation shall be
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managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or these Bylaws directed or required to be exercised or done by the stockholders.

     Section 2.  Number of Directors. The Board of Directors shall consist of no
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less than five (5) members nor more than seven (7) members, the number thereof to be fixed from time to time by resolution of the Board of Directors. Any amendment of these Bylaws changing the authorized number of directors may be adopted only by the affirmate vote of the stockholders holding a majority of the outstanding capital stock of the Company entitled to vote.

     Section 3.  Election and Tenure. The directors shall be divided into three
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classes, with the term of office of the first class, which class initially consists of two directors, to expire at the annual meeting of stockholders held in 1998; the term of office of the second class, which class

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initially consists of two directors, to expire at the annual meeting of stockholders held in 1999; the term of office of the third class, which class initially consists of two directors, to expire at the annual meeting of stockholders held in 2000; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. Each Director shall serve until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

     Section 4.  Qualification.  No Director need be a stockholder.
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     Section 5.  Removal.  Subject to the rights of holders of any series of
     ----------  -------
Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article II, Section 3 above. Directors so chosen shall hold office until the next annual meeting of stockholders.

     Section 6.  Resignation.  Any Director of the corporation may resign at any
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time by giving written notice to the Board of Directors, to the Chairman of the
Board, if any, to the President, or to the Secretary, and any member of a committee may resign therefrom at any time by giving notice as aforesaid or to the chairman or secretary of such committee. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 7.  Vacancies and Newly Created Directorships.  Vacancies and newly
     ----------  -----------------------------------------
created directorships resulting from any increase in the authorized number of Directors may be filled (a) by the stockholders at any meeting, (b) by a majority of the Directors then in office, although less than a quorum, or (c) by a sole remaining Director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class, classes or series then in office or by the sole remaining director so elected. When one or more Directors shall resign from the Board, effective at a future date, a majority of Directors who are entitled to act on the filling of such vacancy or vacancies and who are then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies by vote to take effect when such resignation or resignations shall become effective.

     Section 8.  Annual Meeting.  The first meeting of each newly elected board
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may be held without notice immediately after an annual meeting of stockholders
(or a special meeting of stockholders held in lieu of an annual meeting) at the same place as that at which such meeting of stockholders was held; or such first meeting may be held at such place and time as shall be fixed by the consent in writing of all the Directors, or may be called in the manner hereinafter provided with respect to the call of special meetings.

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     Section 9.  Regular Meetings.  Regular meetings of the Directors may be
     ----------  ----------------
held at such times and places as shall from time to time be fixed by resolution of the Board, and no notice need be given of regular meetings held at times and places so fixed, PROVIDED, HOWEVER, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders and that, if at any meeting of Directors at which a resolution is adopted fixing the times or place or places for any regular meetings any Director is absent, no meeting shall be held pursuant to such resolution without notice to or waiver by such absent Director pursuant to Section 11 of this
Article II.

     Section 10.  Special Meetings.  Special meetings of the Directors may be
     -----------  ----------------
called by the Chairman of the Board, if any, the President, or by at least one-third of the Directors then in office (rounded up to the nearest whole number), and shall be held at the place and on the date and hour designated in the call thereof.

     Section 11.  Notices.  Notices of any special meeting of the Directors
     -----------  -------
shall be given to each Director by the Secretary or an Assistant Secretary (a) by mailing to him or her, postage prepaid, and addressed to him or her at his or her address as registered on the books of the corporation, or if not so registered at his or her last known home or business address, a written notice of such meeting at least 4 days before the meeting, (b) by delivering such notice by hand or by telegram, telecopy or telex to him or her at least 48 hours before the meeting, addressed to him or her at such address, or (c) by giving such notice in person or by telephone at least 48 hours in advance of the meeting. In the absence of all such officers, such notice may be given by the officer or one of the Directors calling the meeting. Notice need not be given to any Director who has waived notice (a) in writing executed by him or her before or after the meeting and filed with the records of the meeting, or (b) by attending the meeting except for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A notice or waiver of notice of a meeting of the Directors need not specify the business to be transacted at or the purpose of the meeting.

     Section 12.  Quorum.  At any meeting of the Directors, a majority of the
     -----------  ------
authorized number of Directors shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Directors, a majority of those present (or, if not more than two Directors are present, any Director present) may adjourn the meeting from time to time to another place, date or time, without notice other than announcement at the meeting prior to adjournment, until a quorum shall be present.

     Section 13.  Participation in Meetings by Conference Telephone.  One or
     -----------  -------------------------------------------------
more members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 13 shall constitute presence in person at such meeting.

     Section 14.  Conduct of Business; Action by Written Consent.  At any
     -----------  ----------------------------------------------
meeting of the Board of Directors at which a quorum is present, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the Directors present, except as otherwise provided in these Bylaws or required by law. Action may be taken by the Board of Directors, or any committee thereof,

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without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the records of proceedings of the Board or committee.

     Section 15.  Place of Meetings.  The Board of Directors may hold its
     -----------  -----------------
meetings, and have an office or offices, within or without the State of Delaware.

     Section 16.  Compensation.  The Board of Directors shall have the authority
     -----------  ------------
to fix stated salaries for Directors for their service in such capacity and to provide for payment of a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board. The Board shall also have the authority to provide for payment of a fixed sum and expenses of attendance, if any, payable to members of committees for attending committee meetings. Nothing herein contained shall preclude any Director from serving the corporation in any other capacity and receiving compensation for such services.

     Section 17.  Committees.  The Board of Directors, by resolution passed by a
     -----------  ----------
majority of the number of Directors required at the time to constitute a full Board as fixed in or determined pursuant to these Bylaws as then in effect, may from time to time designate one or more committees, each committee to consist of one or more of the Directors of the corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Subsection (a) of Section 151 of the Delaware General Corporation Law, fix the designations and any preferences or rights of such shares or fix the number of shares in a series of stock or authorize the increase or decrease in the shares of any series), adopting an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 258, 263, or 264 of the Delaware General Corporation Law, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property or assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation. Such a committee may, to the extent expressly provided in the resolution of the Board of Directors, have the power or authority to declare a dividend or to authorize the issuance of stock or adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

     (b) At any meeting of any committee, a majority of the whole committee shall constitute a quorum and, except as otherwise provided by these Bylaws or required by law, the affirmative vote of at least a majority of the members present at a meeting at which there is a quorum shall be the act of the committee.

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     (c) Each committee, except as otherwise provided by resolution of the Board of Directors, shall fix the time and place of its meetings within or without the State of Delaware, shall adopt its own rules and procedures, and shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.


                                  ARTICLE III

                                    Officers


     Section 1.  Officers and Their Election.  The officers of the corporation
     ---------   ---------------------------
shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such Vice Presidents, Assistant Secretaries, Assistant Chief Financial Officers and other officers as the Board of Directors may from time to time determine and elect or appoint. The Board of Directors may appoint one of its members to the office of Chairman of the Board and another of its members to the office of Vice-Chairman of the Board and from time to time define the powers and duties of these offices notwithstanding any other provisions of these Bylaws. All officers shall be elected by the Board of Directors and shall serve at the will of the Board of Directors. Any officer may, but need not, be a Director. Two or more offices may be held by the same person.

     Section 2.  Term of Office.  The Chief Executive Officer, the President,
     ---------   --------------
the Chief Financial Officer and the Secretary shall, hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

     Section 3.  Vacancies.  Any vacancy at any time existing in any office may
     ---------   ---------
be filled by the Board of Directors.

     Section 4.  Chairman of the Board.  The Board of Directors may, in its
     ---------   ---------------------
discretion, elect a Chairman of the Board from among its members. He or she may be the Chief Executive Officer of the corporation if so designated by the Board, and he or she shall preside at all meetings of the Board of Directors at which he or she is present and shall exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or prescribed by the Bylaws.

     Section 5.  Chief Executive Officer.  The Board of Directors may elect a
     ---------   -----------------------
Chief Executive Officer of the corporation who may also be the Chairman of the Board or President of the corporation or both. It shall be his or her duty and he or she shall have the power to see that all orders and resolutions of the Board of Directors are carried into effect and to affix the signature of the corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the corporation; to sign certificates for shares of stock of the corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents and employees of the corporation. He or she shall from time to time report to the Board of Directors all matters within his or her knowledge which the interests of the corporation may require to be brought to its notice. The Chief Executive Officer, when present, shall preside at all meetings of the stockholders and, unless there shall be a Chairman of the Board, of the Board of Directors, unless otherwise provided by the Board of Directors.

     Section 6.  President.  If there is no Chief Executive Officer, the
     ---------   ---------
President shall be the chief executive officer of the corporation except as the Board of Directors may otherwise provide. The President shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

     Section 7.  Vice Presidents.  In the absence or disability of the
     ---------   ---------------
President, his or her powers and duties shall be performed by the vice president, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each vice president shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

     Section 8.  Chief Financial Officer.  The Chief Financial Officer shall be
     ---------   -----------------------
the treasurer of the corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Board of Directors or in the absence of such designation in such depositories as he or she shall from time to time deem proper. The Chief Financial Officer (or any Assistant Chief Financial Officer) shall sign all stock certificates as treasurer of the corporation. He or she shall disburse the funds of the corporation as shall be ordered by the Board of Directors, taking proper vouchers for such disbursements. He or she shall promptly render to the Chief Executive Officer and to the Board of Directors such statements of his or her transactions and accounts as the Chief Executive Officer and Board of Directors respectively may from time to time require. The Chief Financial Officer shall perform such duties and have such other powers that are commonly incident to the office of chief financial officer and such duties and powers additional to the foregoing as the Board of Directors may designate.

     Section 9.  Assistant Chief Financial Officers.  In the absence or
     ---------   ----------------------------------
disability of the Chief Financial Officer, his or her powers and duties shall be performed by the Assistant Chief Financial Officer, if only one, or if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Chief Financial Officer shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

     Section 10. Secretary.  The Secretary shall issue notices of all meetings
     ----------  ---------
of stockholders, of the Board of Directors and of committees thereof where notices of such meetings are required by law or these Bylaws. He or she shall record the proceedings of the meetings of the stockholders and of the Board of Directors and shall be responsible for the custody thereof in a book to be kept for that purpose. He or she shall also record the proceedings of the committees of the Board of Directors unless such committees appoint their own respective secretaries. Unless the Board of Directors shall appoint a transfer agent and/or registrar, the Secretary shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers. He or she shall sign such instruments as require his or her signature. The Secretary shall have custody of the corporate seal and shall affix and attest such seal on all documents whose execution under seal is duly authorized. In his or her absence at any meeting, an Assistant Secretary or the Secretary pro tempore shall perform his or her duties thereat. He or she shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

     Section 11.  Assistant Secretaries.  In the absence or disability of the
     ----------   ---------------------
Secretary, his or her powers and duties shall be performed by the Assistant Secretary, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Secretary shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

     Section 12.  Salaries.  The salaries and other compensation of officers,
     ----------   --------
agents and employees shall be fixed from time to time by or under authority from the Board of Directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he or she is also a Director of the corporation.

     Section 13.  Removal.  The Board of Directors may remove any officer,
     ----------   -------
either with or without cause, at any time.

     Section 14.  Bond.  The corporation may secure the fidelity of any or all
     ----------   ----
of its officers or agents by bond or otherwise.

     Section 15.  Resignations.  Any officer, agent or employee of the
     ----------   ------------
corporation may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board, if any, to the Chief Executive Officer or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


                                  ARTICLE IV

                                 Capital Stock


     Section 1.  Stock Certificates; Uncertificated Shares.  The shares of
     ---------   -----------------------------------------
capital stock of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the adoption of such a resolution, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors or the President or a Vice President, and by the Chief Financial Officer (in his or her capacity as treasurer) or an Assistant Chief Financial Officer (in his or her capacity as assistant treasurer), or the Secretary or an Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Section 2.  Classes of Stock.  If the corporation shall be authorized to
     ---------   ----------------
issue more than one class of stock or more than one series of and class, the face or back of each certificate issued by the corporation to represent such class or series shall either (a) set forth in full or summarize the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof, or

     (b) contain a statement that the corporation will furnish a statement of the same without charge to each stockholder who so requests. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered holder thereof such written notice as may be required by law as to the information required by law to be set forth or stated on stock certificates.

     Section 3.  Transfer of Stock.  Shares of stock shall be transferable
     ---------   -----------------
only upon the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.
The Board of Directors may at any time or from time to time appoint a transfer agent or agents or a registrar or registrars for the transfer or registration of shares of stock. Except where a certificate is issued in accordance with
Section 5 of Article IV of these Bylaws, one or more outstanding certificates representing in the aggregate the number of shares involved shall be surrendered for cancellation before a new certificate is issued representing such shares.

     Section 4.  Holders of Record.  Prior to due presentment for registration
     ---------   -----------------
of transfer the corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

     Section 5.  Stock Certificates.  The Board of Directors may direct that a
     ---------   ------------------
new stock certificate or certificates, or uncertificated shares, be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against the corporation on account of the alleged loss, theft, or destruction, of such certificates or the issuance of such new certificate or certificates, or uncertificated shares.

     Section 6.  Record Date.  In order that the corporation may determine the
     ---------   -----------
stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of and dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


                                   ARTICLE V

                           Miscellaneous Provisions


     Section 1.  Interested Directors and Officers.  (a) No contract or
     ---------   ---------------------------------
transaction between the corporation and one or more of its Directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if:

          (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the number of disinterested Directors is less than a quorum; or

          (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

          (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders.

     (b) Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section 2.  Indemnification.
     ---------   ---------------

     (a)  Right to Indemnification.  The corporation shall indemnify and hold
          ------------------------
harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or an officer of the corporation or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, to the fullest extent authorized by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Subsection (c) of this Section with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation; and provided further that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise and indemnification therefor shall be appropriated:

          (i) by a majority vote of a quorum consisting of disinterested Directors;

          (ii) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting of all the disinterested Directors;

          (iii) if there are not two or more disinterested Directors in office, then by a majority of the Directors then in office, provided they have obtained a written finding by special independent legal counsel appointed by a majority of the Directors to the effect that, based upon a reasonable investigation of the relevant facts as described in such opinion, the person to be indemnified appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the corporation (or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan);

          (iv) by the holders of a majority of the shares of stock entitled to vote for the election of Directors, which majority may include interested Directors and officers; or

          (v)    by a court of competent jurisdiction.

An "interested" Director or officer is one against whom in such capacity the proceeding in question or other proceeding on the same or similar grounds is then pending. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (b)  Right to Advancement of Expenses.  The right to indemnification
          --------------------------------
conferred in Subsection (a) of this Section shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

     (c)  Right of Indemnitee to Bring Suit.  If a claim under Subsection (a) or
          ---------------------------------
(b) of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time there after bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part of any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the corporation.

     (d)  Non-exclusivity of Rights.  The rights to indemnification and to the
          -------------------------
advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, certificate of incorporation, by-law, agreement, vote of disinterested Directors or otherwise. The corporation's indemnification under this Section 2 of any person who is or was a Director or officer of the corporation, or is or was serving, at the request of the corporation, as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his or her behalf by the corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

     (e)  Joint Representation.  If both the corporation and any person to be
          --------------------
indemnified are parties to an action, suit or proceeding (other than an action or suit by or in the right of the corporation to procure a judgment in its favor), counsel representing the corporation therein may also represent such indemnified person (unless such dual representation would involve such counsel in a conflict of interest in violation of applicable principles of professional ethics), and the corporation shall pay all fees and expenses of such counsel incurred during the period of dual representation other than those, if any, as would not have been incurred if counsel were representing only the corporation; and any allocation made in good faith by such counsel of fees and disbursements payable under this paragraph by the corporation versus fees and disbursements payable by any such indemnified person shall be final and binding upon the corporation and such indemnified person.

     (f)  Indemnification of Employees and Agents of the Corporation.  Except to
          ----------------------------------------------------------
the extent that rights to indemnification and advancement of expenses of employees or agents of the corporation may be required by any statute, the Certificate of Incorporation, this Section or any other by-law, agreement, vote of disinterested Directors or otherwise, the corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of Directors and officers of the corporation.

     (g)  Insurance.  The corporation may maintain insurance, at its expense, to
          ---------
protect itself and any Director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law (as currently in effect or hereafter amended), the corporation's Certificate of Incorporation or these Bylaws.

     (h)  Nature of Indemnification Right: Modification of Repeal of
          ----------------------------------------------------------
Indemnification.  Each person who is or becomes a Director or officer as
---------------
described in subsection (a) of this Section 2 shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Section 2. All rights to indemnification (and the advancement of expenses) under this Section 2 shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Such rights shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any modification or repeal of this Section 2 shall not adversely affect any right or protection existing under this Section 2 at the time of such modification or repeal.

     Section 3.  Stock in Other Corporations.  Subject to any limitations
     ---------   ---------------------------
that may be imposed by the Board of Directors, the President or any person or persons authorized by the Board of Directors may, in the name and on behalf of the corporation, (a) call meetings of the holders of stock or other securities of any corporation or other organization, stock or other securities of which are held by this corporation, (b) act, or appoint any other person or persons (with or without powers of substitution) to act in the name and on behalf of the corporation, or (c) express consent or dissent, as a holder of such securities, to corporate or other action by such other corporation or organization.

     Section 4.  Checks, Notes, Drafts and Other Instruments.  Checks, notes,
     ---------   -------------------------------------------
drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Board of Directors to sign the same. No officer or person shall sign any such instrument as aforesaid unless authorized by the Board of Directors to do so.

     Section 5.  Corporate Seal.  The seal of the corporation shall be
     ---------   --------------
circular in form, bearing the name of the corporation, the word "Delaware", and the year of incorporation, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     Section 6.  Books and Records.  The books, accounts and records of the
     ---------   -----------------
corporation, except as may be otherwise required by law, may be kept outside of the State of Delaware, at such place or places as the Board of Directors may from time to time appoint. Except as may otherwise be provided by law, the Board of Directors shall determine whether and to what extent the books, accounts, records and documents of the corporation, or any of them, shall be open to the inspection of the stockholders.

     Section 7.  Severability.  If any term or provision of the Bylaws, or the
     ---------   ------------
application thereof to any person or circumstances or period of time, shall to any extent be invalid or unenforceable, the remainder of the Bylaws shall be valid and enforced to the fullest extent permitted by law.

     Section 8.  Interpretations.  Words importing persons include firms,
     ---------   ---------------
associations and corporations, all words importing the singular number include the plural number and vice versa, and all words importing the masculine gender include the feminine gender.

     Section 9.  Amendments.  The Board of Directors is expressly empowered to
     ---------   ----------
adopt, amend or repeal Bylaws of the corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

                                 CERTIFICATION



     I, the undersigned, do hereby certify that:


     (1) I am the duly elected and acting Secretary of VeriSign, Inc., a Delaware corporation; and

     (2) The foregoing Bylaws, comprising ______(__) pages, including this Certification, constitute the Bylaws of said corporation as duly adopted by the Board of Directors of this corporation on ______ __, 1998.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ____th day of January, 1998.



                              ---------------------------------
                              Timothy Tomlinson, Secretary